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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2003

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
Park 80 East Saddle Brook, New Jersey	07663-5291
(Address of Principal Executive Offices)	(Zip Code)

201-791-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        The following are the texts of slides to be utilized by Sealed Air Corporation (the "Company") at the Lehman Brothers Industrial Select Conference on February 5, 2003. The complete slides with pictures, charts and graphs will be available for viewing on the Company's website at www.sealedair.com, for a limited time. Investors are invited to go to the Presentation & Calls button in the Investor Information section of the Company's website.

Slide 1:

Corporate Overview

Sealed Air Corporation
Our Products Protect Your Products™

Slide 2:

SAFE HARBOR STATEMENT

Certain statements made by the Company in this presentation are forward-looking statements. These statements include comments as to the Company's beliefs and expectations as to future events and trends affecting the Company's business. These forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the Company. The factors stated under the heading "Forward-Looking Statements" in Management's Discussion and Analysis of Results of Operations and Financial Condition, which appears in the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as other factors, could cause actual results to differ materially from such statements.

Slide 3:

Sealed Air:

A Global Leader in Performance Solutions for Food, Protective and Specialty Packaging.

Slide 4:

Segment Revenue

2002 Sales ($MM)

          Food — 61% — $1,958                Protective & Specialty — 39% — $1,246

Slide 5:

The Sealed Air Advantage

Powerful Brands with Global Reach — Protection, Preservation, Presentation Value-Based Selling Ingenuity, Expertise, Systems Operational Excellence Exciting Growth Initiatives

Slide 6:

Powerful Brands for Protection, Preservation, Presentation

Bubble Wrap® Cryovac® Instapak® Jiffy®
Air Cellular Cushioning Vacuum Shrink Packaging Display Films Foam-in-place Cushioned & Durable Mailers

Slide 7:

Global Reach

48 Countries +100 Mfg. Locations Reach 80% of World Population

Slide 8:

2002 Global Sales

North America	— 58%
Europe	— 26%
Latin America	— 7%
AU/NZ	— 6%
Asia	— 3%

Slide 9:

The Sealed Air Advantage:
Value-based Selling

Measurable Economic Benefits A complete solution with bottom-line benefits Started with Bubble Wrap® Efficiency, Labor-savings, Damage & Spoilage Reduction, Retail Appeal, Customer Satisfaction

Slide 10:

The Sealed Air Advantage:

        Ingenuity, Systems, Expertise

R&D Powerhouse — 2% of Sales on R&D; 2X's Industry Average — Approximately 2,500 Patents Worldwide Beyond Innovation>>Ingenuity Systems Solutions Expertise

Slide 11:

Proven History of Business Development

1960 - 2000

Bubble Wrap® Air Cellular
Protective Mailers
Surface Protection
Foam-in-place Cushions
PE Foam
Absorbent Pads
Padded & Durable Mailers
Suspension/Retention Packaging
Inflatable Void Fill
Niche non-Barrier Food Packaging
High Performance Food Packaging

Slide 12:

The Sealed Air Advantage:
Operational Excellence

Continuous Improvement — WCM — Do more with less — Faster, Simpler Processes Cash Flow — Employees act like owners EPS

Slide 13:

Exciting Growth Initiatives . . .

Slide 14:

Case Ready Packaging

Slide 15:

Vertical Pouch Packaging

Slide 16:

Inflatable Packaging

Slide 17:

Emerging Opportunities

Cryovac® OS Films VPP > Retort & Bag-in-Box Instapak® Table Top Cryovac® NewGen Laminates Xenith™ Shrink Film

Slide 18:

Recent Financial Results

Slide 19:

4th Quarter Results
                Net Sales

Slide 20:

2002 Full Year Results
                Net Sales

Slide 21:

4th 2002 Quarter Results
                Diluted EPS

Slide 22:

2002 Results
                Diluted EPS

Slide 23:

EBITDA

Slide 24:

4th 2002 Quarter Results
                Liquidity

Slide 25:

Sealed Air Corporation

364-Day Global Revolver ANZ 3-Year Revolver US Receivable Securitization Eurobonds 5-Year Global Revolver Other Bank Debt US Senior Notes

Slide 26:

Long-Term Growth Drivers:
        In Our Favor

Increasing global trade Increasing global living standards Demand for convenience Safety and Hygiene Increasing protein consumption Emergence of the Supermarket Source reduction; rigid to flexible

Slide 27:

The Sealed Air Advantage

Powerful Brands with Global Reach
— Protection, Preservation, Presentation
Value-Based Selling
Ingenuity, Expertise, Systems
Operational Excellence
— Cash flow, WCM "More with less"
Exciting Growth Initiatives
Solid 2002 Results
Long-term Trends in our Favor

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ JEFFREY S. WARREN Name: Jeffrey S. Warren Title: Controller

Dated: February 5, 2003

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SAFE HARBOR STATEMENT
SIGNATURE